CLEARPOINT®
NEURO

WHEN YOUR PATH IS UNCLEAR, WE POINT THE WAY.™

Nasdaq: CLPT

May 2021

FORWARD LOOKING STATEMENTS

Statements herein concerning the Company's plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: the impact of the COVID-19 pandemic and the measures adopted to contain its spread; future revenue from sales of the Company's ClearPoint Neuro Navigation System products; and the Company's ability to market, commercialize and achieve broader market acceptance for the Company's ClearPoint Neuro Navigation System products. More detailed information on these and additional factors that could affect the Company's actual results are described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2020, and the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2021, both of which have been filed with the Securities and Exchange Commission.

Our Company

ClearPoint Neuro: Two Opportunities, One Platform



CLEARPOINT NEURO

Leveraging a Common Navigation Engine, Installed Base and Clinical Support Channel



A Biologics & Drug Delivery Company with a Broad Portfolio of Pharma Partners and Indications with Potentially Explosive Growth

- $1B+ Potential Market, first indication expected in 2022
- 2020 Growth of 109% during COVID

A Medical Device Company with an Innovative and Expanding Portfolio Supported by an Established On-Site Clinical Channel

- $500M+ in Existing Market Opportunity
- 5+ New Products Expected in next 2 Years

Our Company

ClearPoint Neuro: A Proven Platform

Key Products: FDA CE Marked Platforms

HEADQUARTERS
Solana Beach, CA

MANUFACTURING
Irvine, CA

EUROPEAN HEADQUARTERS
Manchester, UK

2020 REVENUE
$12.8m

CASH
$64.9m(A)

U.S. PATENTS ISSUED
65

GROSS MARGIN
65%(A)

EMPLOYEES
65+
28+ field
37+ production & development



85%
Disposables and Services

Razor / Razorblade model with 85+ % of revenue from single-use disposables and services


CLEARPOINT

15%
Capital Equipment

(A) As of, and for the quarter ended, March 31, 2021

Limitations of Traditional Stereotactic Neurosurgery

Lack of Real-Time Image Guidance

PRIMARY CHALLENGE

For minimally invasive procedures to be successful, the surgeon needs imaging to see into the head

MRI is the best imaging tool for the brain

Large, metallic frames are not MRI compatible






SIEMENS Healthineers

Big Iron companies like Siemens and Philips are innovating to make interoperative MRI scanners more accessible


PHILIPS

Our Platform – Procedure Overview

The ClearPoint® Neuro Navigation System


Pre-Op
Entry
Target
Align
Adjust
Insert




Pre-Op
Entry
Target
Align
Adjust
Insert

Leverage live MR Imaging to **Decide, Guide, Treat and Confirm** with sub-millimetric accuracy.

Our Platform

SmartFrame® XG


TOWARD HEAD



SmartFrame XG Trajectory Tower
with ClearPoint 2.0 Software

SmartFrame Array™





SmartFrame Array Tower*
with "virtual array" Software and next generation robotic system with increased automation and enabling software

*The SmartFrame Array Tower, Software and Robotic System are currently under development.

The ClearPoint 'Maestro' Brain Model*
Licensed and Jointly Developed with Philips

1. Shape Constrained, triangular mesh model enables point-based correspondence across multiple subjects
2. Fast and capable of peri-procedural imaging without CPU acceleration
3. This model is the basis for future navigation tools across Biologics & Drug Delivery, DBS Navigation, Laser Ablation and more.




CLEARPOINT
NEURO

*The ClearPoint Maestro™ Brain Model is currently under development.

Our MRI-guided therapy platform is currently being used to...

CLPT PLATFORM RUNS ON ALL MAJOR SCANNERS

- SIEMENS
- GE
- PHILIPS
- IMRIS

DELIVER BIOLOGICS AND DRUGS

- PTC THERAPEUTICS
- Voyager THERAPEUTICS
- SIO GENE THERAPIES
- BlueRock Therapeutics
- LYSOGENE
- uniQure
- charles river

...with 30 total commercial and academic partners

IMPLANT NEURO STIMULATION LEADS

- Medtronic
- Abbott
- Boston Scientific
- NEUROPACE

PLACE LASER ABLATION PROBES

- Medtronic VISUALASE
- MONTERIS MEDICAL

Broad and Growing User Base of Leading Neurosurgery Centers

60+ Centers in the US, Canada and EU… and Growing Globally

UC San Francisco
Stanford University
Stanford Children's Hospital
UCSF Benioff Children's
San Francisco VA
USC Keck Hospital
UC San Diego
Mayo Clinic Phoenix
University of Colorado
University of Utah
University of Arizona
Banner Health Tucson
Cook Children's Hospital
Texas Children's Hospital
MD Anderson Cancer Center
Houston Methodist Hospital
Univ. Kansas Medical Center
Dallas Presbyterian Hospital
Willis-Knighton
Oklahoma State University
Cincinnati Jewish
Children's National

University of Wisconsin
University of Michigan
University of Minnesota
Cincinnati Children's Hospital
Ohio State University
Cleveland Clinic
Northwestern Central DuPage

Charles River Labs *(Laval, Canada)*
Nationwide Children's
Children's Mercy Hospital
CHOA Scottish Rite
Le Bonheur
INOVA Fairfax
Carilion Clinic

Rigshospitalet *(Copenhagen, Denmark)*
Johns Hopkins University
Yale University
Boston Children's Hospital
Weill Cornell
Brigham & Women's
Massachusetts General Hospital
National Institutes of Health
Memorial Sloan-Kettering
Dartmouth-Hitchcock
Mt. Sinai West
Beth Israel Deaconess
Children's of Philadelphia
UPMC
Hos. Univ. of Pennsylvania
Hackensack Univ. Med. Center
University of Virginia
Children's of Alabama
Duke University
Tampa General Hospital
Mayo Clinic Jacksonville
Emory University

100+ Centers Expected by 2025

CLEARPOINT NEURO

Biologics & Drug Delivery

Why ClearPoint?

Benefits of ClearPoint

1. Select and confirm the most accurate trajectory before insertion using live MRI Guidance
2. Identify peri-procedural safety issues live instead of after the patient is closed (i.e., hemorrhage)
3. Confirm proper target coverage with drug before closing the patient

Every Clinical Trial Patient is Crucial. Why Take Any Chances?





Only ClearPoint combines real-time direct imaging software and hardware to allow intra-procedural adjustment by the Neurosurgeon

1. Biologics & Drug Delivery

Estimated $1.5B* Market Opportunity As Platform for Gene Therapy



PATIENT TREATMENT OPPORTUNITY/YEAR
200,000
100,000
10,000
5,000
1,000
500
ESTIMATED LAUNCH SEQUENCE
2022
2023
2024
2025
2026+
AADC Deficiency ~$12M[1]
MPS IIIA Sanfilippo Syndrome ~$5M[2]
Friedreich's Ataxia** ~$60M[1]
Angelman Syndrome ~$72M[1]
Parkinson's Disease** ~$1.2B[3]
Glioblastoma** ~$2.4B[5]
Huntington Disease** ~$120M[3]
ALS ~$120M[4]
Multiple System Atrophy ~$90M[7]
Diffuse Intrinsic Pontine Glioma ~$20M[6]
Other Indications:
• Epilepsy
• GM1 Gangliosidosis
• CMT Neuropathy
**Multiple Partner Indications

1. PTC Therapeutics Webcast at 38th Annual J.P. Morgan Healthcare Conference Jan 15, 2020, 2. Lysogene Corporate Presentation at 38th Annual J.P. Morgan Healthcare Conference on Jan 13, 2020 3. Voyager Therapeutics January 2020 Corporate Presentation. 4. Arthur KC, et al. Projected increase in amyotrophic lateral sclerosis from 2015 to 2040. Nat Commun. 2016; 7:12408. 5. https://www.aans.org/en/Patients/Neurosurgical-Conditions-and-Treatments/Glioblastoma-Multiforme. 6. https://dipgregistry.org/patients-families/about-dipg/. 7. https://emedicine.medscape.com/article/1154583-overview#a6.

* Addressable market based on potential case volume for near-term programs slated to launch before 2025. Does not include long-term opportunities for Glioblastoma and ALS.

Specialized Consultation for Pharmaceutical Customers


Custom
Cannula Builds
Protocol
Consultation
Solutions for
Pre-Clinical Programs
Network of
Neurosurgeons
On-Site
Clinical Support
Data
Management

Navigation Device & Therapy

2. Neuro Navigation (DBS)

Deep Brain Stimulation

Deep brain stimulation (DBS) uses a surgically implanted medical device, similar to a cardiac pacemaker, and leads to deliver controlled electrical stimulation to precise targeted areas in the brain.



The ClearPoint® Neuro Navigation Platform is used to accurately place leads in the appropriate targeted structure. The leads are connected in a separate procedure to a neurostimulator implanted near the collarbone.

2. Neuro Navigation (DBS)

Deep Brain Stimulation

Gaining Share in a Growing Market

Boston Scientific | Medtronic | Abbott | NEUROPACE

Parkinson's Patient Population (US)



1.2M
Patients with Parkinson's disease
1M
Patients diagnosed and treated (+60K newly diagnosed/year)
240K
~24% eligible for DBS
12K
5% actual implants/year



12,000
Implants/yr

6,000 are lead implants

2019
400
implants

7%
market

Total Current Addressable U.S. Market

6,000 x $12,000 / case = $72M
(Navigation & MER)

Growing 10%

Improved Navigation & Technology, New Indications Drive DBS Market Growth of 10%+ CAGR 2020-2025

New Indications in Trials	Treatment Populations	Neurosurgical Targets
Epilepsy[1]	2 million+	Multiple
Obsessive Compulsive Disorder (OCD)[2]	10 million+	Ventral internal capsule/ ventral striatum (VCVS)
Alzheimer's Disease[3]	6 million+	Fornix
Severe Depression[4]	10 million+	Multiple
Early Parkinson's[5]	2 million+	Multiple
Stroke Rehabilitation[6]	2 million+	Dentate nucleus
Insomnia[7]	1 million+	External and internal segments of the globus pallidus (GPe/Gpi)


Pilot
Phase I/II
Phase III
Commercial

1. https://www.cdc.gov/epilepsy/about/fast-facts.htm; 2. https://adaa.org/about-adaa/press-room/facts-statistics; 3. https://dshs.texas.gov/alzheimers/default.aspx; 4. https://adaa.org/about-adaa/press-room/facts-statistics; 5. https://parkinsonsnewstoday.com/parkinsons-disease-statistics/; 6. https://www.cdc.gov/stroke/facts.htm; 7. https://www.mayoclinicproceedings.org/action/showPdf?pii=S0025-6196%2819%2931034-1

ClearPoint Neuro Laser Therapy – Capturing the Entire Procedure

LITT uses laser energy to destroy unwanted cells



- Today MRI is required during LITT procedures to precisely monitor and control the temperature and thermal dose from that laser.
- ClearPoint is chosen by Neurosurgeons for the most difficult Neuro LITT cases today.
- One clinical support team and a simplified iMRI workflow will accelerate growth.
- ClearPoint has partnered with CLS and IGT to develop an optimized laser and thermometry system to capture the entire procedure.



INFLEXION™ Head Fixation Frame

ClearPoint Compatibility Kits



TRANBERG® Laser





Innovative laser fiber technology designed to optimize heat distribution, eliminate external cooling, and help reduce procedure times. FDA cleared, CE Marked for non-neuro applications.

ClearPoint Neuro Laser Therapy* – Capturing the Entire Procedure

Significant Addressable Neuro Market in Epilepsy and Tumor

Medtronic | MONTERIS MEDICAL

LiTT for Epilepsy - Total Addressable Patient Population (US)

- **150K** – Patients with Epilepsy
- **50K** – Epileptic Patients Resistant to Medication
- **15K** – Patients with Focal, Mesial Temporal Epilepsy

LiTT for Tumors - Total Addressable Patient Population (US)

- **200K** – Patients with Metastatic Brain Tumors
- **61K** – Patients with Benign Tumors
- **26K** – Malignant Tumors
- **5K** – ~% Patients with Deep, Small Eloquent Tumors


Navigation
($6,000)
$18,000
per case
Laser
Applicators
($12,000)

2020
1,200
Actual LiTT Procedures Today (est) ClearPoint used in 30%

Total Current Addressable Market
20,000 x $18,000 / case = $360M
(Navigation & Laser Applicators)

Growing 20+%

CLEARPOINT NEURO

*The ClearPoint Neuro Laser Therapy solution is currently under development.

New Global Showcase Site

ClearPoint Cove Training and Innovation Center – Solana Beach, CA



- Intimate training experience for surgeons and staff to perform mock procedures and provide pipeline feedback
- Showcase new technology for Pharmaceutical Drug Delivery partners
- Home for remote support specialists to reduce travel for simpler procedures


CLEARPOINT
NEURO

4 Pillar Growth Strategy by 2025

Target Indications of > 150,000 procedures per year represents Potential Addressable Market for CLPT of $1B+

4 GLOBAL SCALE
Expand Footprint OUS
Open WW Training / Remote Support Facility
Launch Robotic Platform

3 NEW THERAPY DEVICES
Launch Maestro Brain Model and Apps
Enter Laser Ablation Market
Build 'Smart' Biopsy Market

2 DBS Navigation
Enter the MER Market, Expand into the Operating Room
Participate in Trials for new DBS indications
Achieve 'Asleep' Indication and Market Directly to Patients

1 BIOLOGICS & DRUG DELIVERY
Accumulate Global Partners, Diverse Indications
Expand Translational & Clinical Services
Execute on Development Pipeline

2020 — 2025

CLEARPOINT NEURO

Financials

2013 - 2021

Growth in Case Volume and Revenue


Estimated FY21 Case Volume
1,000
900
*COVID impact on Elective Procedures
163
267
380
503
629
670
801
682
2013
2014
2015
2016
2017
2018
2019
2020
2021


Estimated FY21 Revenue
$17.5
$16
Biologics and Drug Delivery
Capital and Software
Functional Neurosurgery
$ Millions
$3.6
$0.6
$0.9
$2.6
$4.6
$1.2
$1.1
$3.4
$5.7
$0.8
$1.0
$4.0
$7.4
$0.6
$1.4
$5.2
$7.4
$1.1
$0.8
$5.4
$11.2
$2.4
$1.7
$7.1
$12.8
$5.0
$1.5
$6.3
2014
2015
2016
2017
2018
2019
2020
2021

CLPT CAPABILITIES

Executive Summary

Unique Platform technology
enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders

Pipeline of new revenue streams
from product improvements, biologic and drug delivery partnerships, and standalone therapy products

Procedure volume has grown
33%+ CAGR from 2013-2019

Total potential addressable market
> $1B for our products and pipeline

Large, Growing installed
base in 60+ of 250+ leading Neurology clinical and research centers in U.S., Canada and Europe

A passionate team
of embedded scientists and specialists



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CLEARPOINT NEURO
Nasdaq
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CLEARPOINT®
NEURO

